Exhibit 32.2




                                  CERTIFICATION




In connection with the Annual Report of AFP Imaging Corporation (the "Company") on Form 10-K for the year ended June 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), I Donald Rabinovitch, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of Section 13
                  (a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/       Donald Rabinovitch


Donald Rabinovitch,
President
(Co-Principal Executive Officer)
September 27, 2005